UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 24, 2008

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THINK PARTNERSHIP INC.

 (Exact name of registrant as specified in its charter)

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Nevada	001-32442	87-0450450
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

15550 Lightwave Drive

Suite 300

Clearwater, Florida 33760

(Address of Principal Executive Office) (Zip Code)

(727) 324-0046

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02

Termination of a Material Definitive Agreement.

On July 24, 2008, the employment agreement dated April 5, 2006 and amended July 21, 2006 (the “Agreement”) between the Think Partnership Inc. (the “Company”) and John Linden, the Company’s Chief Technology Officer (“Linden”), was terminated by the Company by written notice to Linden. Such written notice stated that Linden’s employment thereunder as Chief Technology Officer of Company was being terminated “for cause,” as defined in the Agreement.  Notwithstanding the termination of Linden's employment, Linden will continue to be subject to certain confidentiality, non-competition, and other restrictive covenants in the Agreement that survive a “for cause” termination.

Linden has notified the Company that he believes that the Company does not have a basis for terminating him “for cause”, which if true could entitle him to severance in the amount estimated at approximately $230,000. In addition, on July 22, 2008, Linden filed a Form 4 with the SEC reflecting the grant of 300,000 shares of Company stock by the Company to Linden even though the Company believes that this grant was never completed. The Company does not intend to issue these shares to Linden and believes that the filing of such Form 4 was incorrect. In the event that Linden elects to pursue legal action against the Company with respect to his termination or the shares, the Company currently intends to vigorously defend such claims.

In addition to the foregoing, the Company has commenced a legal action against Linden in Florida state circuit court in Pinellas County, Florida, seeking a declaratory judgment to recover access to and control of internet domain names believed to be the property of the Company.

Forward Looking Statements

Statements in this Form 8-K which are not historical facts may be “forward-looking statements” that involve risks and uncertainties, within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are predictive or conditional in nature and frequently identified by the use of terms such as “appear,” “may,” “should,” “expect,” “will,” “believe,” “estimate,” “intend,” “plan,” “anticipate,” and similar words indicating possible future expectations, events, actions or outcomes. Such predictive statements are not guarantees, and actual outcomes could differ materially from our current expectations. Our current assessment is based upon management’s reasonable current belief concerning the statements made. Actual events or results may differ materially from the results predicted or from any other forward-looking statements made by, or on behalf of, the Company and should not be considered as an indication of future events or results. Potential risks and uncertainties include, among other things: (i) the Company actually taking the actions herein indicated; and (ii) the additional risks and important factors described in the Company’s other reports filed with the SEC, which are available at the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.  For a discussion of these risks, see the company's report, as filed with the SEC on Form 10-K, filed March 31, 2008, under the section headed “Risk Factors.” None of the statements contained in this Form 8-K are incorporated by reference in any other of the Company’s filings with the SEC.  All of the statements in this report on Form 8-K are made as of July 30, 2008.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.02 is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits

 (d)

Exhibits

Exhibit Number	Description
None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THINK PARTNERSHIP INC.

By:	/s/ Vaughn W. Duff
Vaughn W. Duff General Counsel

Date:  July 30, 2008